SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  May 25, 1999
(Date of earliest event reported)

Commission File No. 333-67267



                    Bank of America Mortgage Securities, Inc.
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            Delaware                                      94-324470
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  (State of Incorporation)                  (I.R.S. Employer Identification No.)



   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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            Address of principal executive offices                  (Zip Code)



                                 (415) 445-4779
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               Registrant's Telephone Number, including area code




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         (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.     Other Events

            On May 25, 1999, Bank of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1999-5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-PO, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $595,878,701.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated May 25, 1999, among the Registrant, Bank of America, FSB, as a servicer ("Bank of America"), NationsBanc Mortgage Corporation, as a servicer ("NationsBanc") and The Bank of New York, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1999-5, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $4,504,268.38 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.25% undivided interest in a trust (the "Trust"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            An election will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (EX-4)                           Pooling and Servicing Agreement, dated
                                       May 25, 1999, among Bank of America
                                       Mortgage Securities, Inc., NationsBanc
                                       Mortgage Corporation, Bank of America,
                                       FSB and The Bank of New York, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA MORTGAGE SECURITIES, INC.


May 25, 1999


                                       ----------------------------------
                                       Sharon Joseph
                                       Vice President




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                                INDEX TO EXHIBITS
                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------
   (EX-4)                   Pooling and Servicing Agreement,          E
                            dated May 25, 1999 among Bank of
                            America Mortgage Securities,
                            Inc., NationsBanc Mortgage
                            Corporation, Bank of America,
                            FSB and The Bank of New York, as
                            trustee.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.

                              OFFICER'S CERTIFICATE

            I, Sharon Joseph, Vice President of Bank of America Mortgage Securities, Inc. (the "Company") do hereby certify to Cadwalader, Wickersham & Taft that: 1. The Company is not a party to, or bound by, any indenture, agreement or instrument relating to or affecting the Mortgage Loans or the Class A or Class B Certificates, or any category of property inclusive of the Mortgage Loans or the Class A or Class B Certificates other than (i) the Pooling and Servicing Agreement, dated May 25, 1999 (the "Pooling and Servicing Agreement"), among the Company, NationsBanc Mortgage Corporation ("NationsBanc"), Bank of America, FSB ("Bank of America") and The Bank of New York, as trustee, relating to the issuance of the Company's Mortgage Pass-Through Certificates, Series 1999-5, (ii) the underwriting agreement dated May 19, 1999 (the "Underwriting Agreement"), among the Company, NationsBanc, Bank of America and Banc of America Securities LLC (the "Underwriter"), (iii) the purchase agreement dated May 25, 1999 (the "Purchase Agreement"), among the Company, NationsBanc, Bank of America and Banc of America Securities LLC (the "Purchaser") and (iv) the Mortgage Loan Purchase Agreements, each dated May 25, 1999, between the Company and NationsBanc and the Company and Bank of America, respectively.

        2. The sale of the Class A, Class B-1, Class B-2 and Class B-3 Certificates to the Underwriter pursuant to the Underwriting Agreement, the sale of the Class B-4, Class B-5 and Class B-6 Certificates to the Purchaser pursuant to the Purchase Agreement and the consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company, or any indenture or other agreement or instrument to which the Company is a party or by which it is bound.

        3. There are no legal or governmental actions, investigations or proceedings pending to which the Company is a party or threatened against the Company. A legal or governmental action, investigation or proceeding is not deemed "threatened" for purposes of this certificate unless the potential litigant or governmental authority has manifested to the Company a present intention to initiate such proceedings.

        4. The Company is not a party to or bound by any order of any New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company. 5. All capitalized terms used herein without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, I have signed my name.


Dated: May 25, 1999



                                       By:______________________________
                                          Name:  Sharon Joseph
                                          Title:    Vice President